Exhibit 99.1
Imperial provides 2026 corporate guidance outlook

•Plans advance strategy to increase cash flow and deliver industry-leading shareholder returns
•Capital and exploration expenditures1 forecasted between $2.0 and $2.2B, focused on strengthening profitability
•Upstream production forecasted between 441,000 and 460,000 gross oil equivalent barrels per day
•Downstream throughput forecasted between 395,000 and 405,000 barrels per day; 91-93% utilization rate

CALGARY, Alberta – December 15, 2025 – Imperial (TSE: IMO, NYSE American: IMO) today provided its corporate guidance outlook for 2026. The company’s strategy remains focused on maximizing the value of its existing assets and progressing advantaged high-value growth opportunities while delivering industry-leading returns to shareholders.

“Our 2026 plan builds on Imperial’s strong foundation and positions the company to structurally increase cash flow, by progressing towards volume and unit cash cost2 targets at Kearl and Cold Lake,” said John Whelan, chairman, president and chief executive officer. “In the Downstream, we remain focused on delivering industry-leading operational performance, while enhancing logistics and processing flexibility to further improve margins and long-term resilience.”

Capital and exploration expenditures1 are forecasted between $2.0 to $2.2 billion and are focused on projects to strengthen long-term profitability. In the Upstream, capital expenditures will progress secondary bitumen recovery projects at Kearl, high-value infill drilling and Mahihkan SA-SAGD at Cold Lake, and mine progression at both Kearl and Syncrude. In the Downstream, investments in digital infrastructure alongside targeted projects will strengthen logistics and feedstock flexibility and position the company’s refineries for upcoming emissions-related regulations.

In the Upstream, production is forecasted to be between 441,000 and 460,000 gross oil equivalent barrels per day. Higher volumes reflect reliability improvements and continued growth at Kearl and Cold Lake, progressing towards targets of 300,000 and 165,000 barrels per day respectively. Turnarounds are planned at Cold Lake, Syncrude and at Kearl, where planned work at the K1 plant will extend the turnaround interval from 2 years to 4 years.

In the Downstream, throughput is forecasted between 395,000 and 405,000 barrels per day with capacity utilization between 91% and 93%. The company is planning to complete turnarounds at Strathcona and Sarnia. At Strathcona, the work will focus on the crude unit, after achieving its longest-ever run length of 10 years. Imperial continues to focus on further improving and maximizing profitability of its downstream business by leveraging its coast-to-coast network of advantaged logistics and strong brand loyalty programs to move products, including renewable diesel, to high-value markets.

“Imperial’s high-quality, advantaged assets, coupled with our unique competitive advantages, are key to delivering profitable growth and driving shareholder value,” said Whelan. “With our 2026 plan, track record of strong performance, along with our recently announced restructuring, we’re well positioned to advance our long-term growth plans and deliver industry-leading shareholder returns.”

1 See supplemental information for definition
2 Non-GAAP financial measure, non-GAAP financial ratio – see supplemental information for definition and reconciliation

After more than a century, Imperial continues to be an industry leader in applying technology and innovation to responsibly develop Canada’s energy resources. As Canada’s largest petroleum refiner, a major producer of crude oil, a key petrochemical producer and a leading fuels marketer from coast to coast, our company remains committed to high standards across all areas of our business.

imperialoil.ca ∙ youtube.com/ImperialOil ∙ x.com/ImperialOil ∙ linkedin.com/company/Imperial-Oil ∙ facebook.com/ImperialOilLimited

2026 Full-Year Guidance
Canadian dollars, unless noted
Total capital and exploration expenditures[1] $M	2,000 - 2,200

Upstream production[2] boe/d	441,000 - 460,000
Kearl (gross) bbl/d	285,000 - 295,000
Cold Lake bbl/d	152,000 - 160,000
Syncrude bbl/d	78,000 - 82,000

Refinery throughput bbl/d	395,000 - 405,000
Refinery utilization %	91% - 93%

2026 Planned Turnarounds
Production, throughput and operating costs[3] annualized basis, before royalties, Imperial share
Upstream
2Q: Kearl, 8 kbd, $61M operating cost
3Q/4Q: Cold Lake, 3 kbd, $18M operating cost
2Q: Syncrude, 4 kbd, $105M operating cost

Downstream & Chemical
2Q: Strathcona refinery, 17 kbd, $122M operating cost
3Q/4Q: Sarnia refinery, 7 kbd, $107M operating cost

- 30 -

For further information:

Investor relations	Media relations
(587) 962-4401	(587) 476-7010

1 See supplemental information for definition
2 Upstream production is Imperial share before royalties, except Kearl which is 100% gross basis. Kearl is jointly owned by Imperial
(70.96%) and ExxonMobil Canada (29.04%)
3 Non-GAAP financial measure – see supplemental information for definition and reconciliation

After more than a century, Imperial continues to be an industry leader in applying technology and innovation to responsibly develop Canada’s energy resources. As Canada’s largest petroleum refiner, a major producer of crude oil, a key petrochemical producer and a leading fuels marketer from coast to coast, our company remains committed to high standards across all areas of our business.

imperialoil.ca ∙ youtube.com/ImperialOil ∙ x.com/ImperialOil ∙ linkedin.com/company/Imperial-Oil ∙ facebook.com/ImperialOilLimited

Cautionary statement

Statements of future events or conditions in this release, including projections, forecasts, targets, expectations, estimates, and business plans are forward-looking statements. Forward-looking statements can be identified by words such as believe, anticipate, intend, propose, plan, goal, seek, project, predict, target, estimate, expect, strategy, outlook, forecast, schedule, future, continue, likely, may, should, will and similar references to future periods. Forward-looking statements in this release include, but are not limited to, references to Imperial’s 2026 corporate guidance outlook and 2026 plan; forecasted capital and exploration expenditures of $2.0 to $2.2 billion for 2026, the planned focus of such expenditures and related investments, and the anticipated impacts thereof; total Upstream and asset production guidance for 2026, and production targets for Kearl and Cold Lake; Downstream throughput and utilization guidance for 2026; the company’s corporate strategy remaining focused on maximizing asset value, progressing certain growth opportunities, increasing cash flow and delivering returns to shareholders; the position of the company to structurally increase cash flow and progress towards volume and unit cash cost targets at Kearl and Cold Lake; the company’s focus on operational performance, logistics and flexibility to further improve margins and resilience; the cost, scope and impact of 2026 planned turnarounds including extended turnaround intervals at the Kearl K1 plant; improving and maximizing profitability of the company’s downstream business, including through leveraging logistics and brand loyalty programs to move products to certain markets; and the company’s ability to advance growth plans and deliver shareholder returns.

Forward-looking statements are based on the company's current expectations, estimates, projections and assumptions at the time the statements are made. Actual future financial and operating results, including expectations and assumptions concerning future energy demand, supply and mix; commodity prices, foreign exchange rates and general market conditions; production rates, growth and mix across various assets; project plans, timing, costs, technical evaluations and capacities and the company’s ability to effectively execute on these plans and operate its assets, including the Cold Lake Grand Rapids and Leming redevelopment projects, the Strathcona renewable diesel project, and any changes in the scope, terms, or costs of such projects; the adoption and impact of new facilities or technologies on reductions to greenhouse gas emissions intensity, including but not limited to technologies using solvents to replace energy intensive steam at Cold Lake, Strathcona renewable diesel, carbon capture and storage including in connection with hydrogen for the renewable diesel project, recovery technologies and efficiency projects, and any changes in the scope, terms, or costs of such projects; the results of research programs and new technologies, including with respect to greenhouse gas emissions, and the ability to bring new technologies to scale on a commercially competitive basis, and the competitiveness of alternative energy and other emission reduction technologies; receipt of regulatory approvals in a timely manner, especially with respect to large scale emissions reduction projects; the amount and timing of emissions reductions, including the impact of lower carbon fuels; the degree and timeliness of support that will be provided policymakers and other stakeholders for various new technologies such as carbon capture and storage; for renewable diesel, the availability and cost of locally-sourced and grown feedstock and the supply of renewable diesel to British Columbia in connection with its low-carbon fuel legislation; applicable laws and government policies, including with respect to climate change, greenhouse gas emissions reductions and low carbon fuels; maintenance and turnaround activity and cost; cash generation, financing sources and capital structure, such as dividends and shareholder returns, including the timing and amounts of share repurchases; capital and environmental expenditures; refinery utilization; and performance of third-party service providers including service providers located outside of Canada and ExxonMobil global capability centres, could differ materially depending on a number of factors.

After more than a century, Imperial continues to be an industry leader in applying technology and innovation to responsibly develop Canada’s energy resources. As Canada’s largest petroleum refiner, a major producer of crude oil, a key petrochemical producer and a leading fuels marketer from coast to coast, our company remains committed to high standards across all areas of our business.

imperialoil.ca ∙ youtube.com/ImperialOil ∙ x.com/ImperialOil ∙ linkedin.com/company/Imperial-Oil ∙ facebook.com/ImperialOilLimited

These factors include global, regional or local changes in supply and demand for oil, natural gas, and petroleum and petrochemical products and resulting price, differential and margin impacts, Canadian and foreign government action with respect to supply levels, prices, trade tariffs, trade controls, the occurrence of disruptions in trade or military alliances, and wars; environmental regulation, including climate change and greenhouse gas regulation and changes to such regulation; project management and schedules and timely completion of projects; availability and performance of third-party service providers including those located outside of Canada and ExxonMobil global capability centres; unanticipated technical or operational difficulties; operational hazards and risks; third-party opposition to company and service provider operations, projects and infrastructure; the results of research programs and new technologies, including with respect to greenhouse gas emissions, and the ability to bring new technologies to scale on a commercially competitive basis, and the competitiveness of alternative energy and other emission reduction technologies; failure, delay, reduction, revocation or uncertainty regarding supportive policy and market development for the adoption of emerging lower emission energy technologies and other technologies that support emissions reductions; environmental risks inherent in oil and gas exploration and production activities; the receipt, in a timely manner, of regulatory and third-party approvals, including for new technologies relating to the company’s lower emissions business activities; transportation for accessing markets; political or regulatory events, including changes in law or government policy, applicable royalty rates, tariffs, and tax laws; management effectiveness and disaster response preparedness; cybersecurity incidents including incidents caused by actors employing emerging technologies such as artificial intelligence; availability and allocation of capital; currency exchange rates; general economic conditions, including inflation and the occurrence and duration of economic recessions or downturns; and other factors discussed in Item 1A risk factors and Item 7 management’s discussion and analysis of Imperial Oil Limited’s most recent annual report on Form 10-K.

Forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, some that are similar to other oil and gas companies and some that are unique to Imperial. Imperial’s actual results may differ materially from those expressed or implied by its forward-looking statements and readers are cautioned not to place undue reliance on them. Imperial undertakes no obligation to update any forward-looking statements contained herein, except as required by applicable law.

Forward-looking and other statements regarding Imperial's environmental, social and other sustainability efforts and aspirations are not an indication that these statements are material to investors or require disclosure in the company's filings with securities regulators. In addition, historical, current and forward-looking environmental, social and sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future, including future rule-making. Individual projects or opportunities may advance based on a number of factors, including availability of stable and supportive policy, technology for cost-effective abatement, company planning process, and alignment with our partners and other stakeholders.

In this release all dollar amounts are expressed in Canadian dollars unless otherwise stated. This release should be read in conjunction with Imperial’s most recent Form 10-K.

The term “project” as used in this release can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports.

In this release, unless the context otherwise indicates, reference to “the company” or “Imperial” includes Imperial Oil Limited and its subsidiaries.

After more than a century, Imperial continues to be an industry leader in applying technology and innovation to responsibly develop Canada’s energy resources. As Canada’s largest petroleum refiner, a major producer of crude oil, a key petrochemical producer and a leading fuels marketer from coast to coast, our company remains committed to high standards across all areas of our business.

imperialoil.ca ∙ youtube.com/ImperialOil ∙ x.com/ImperialOil ∙ linkedin.com/company/Imperial-Oil ∙ facebook.com/ImperialOilLimited

Supplemental Information

Capital and exploration expenditures
Capital and exploration expenditures (or capital expenditures) represent the combined total of additions at cost to property, plant and equipment, additions to finance leases, additional investments and acquisitions; exploration expenses on a before-tax basis from the Consolidated statement of income; and the company’s share of similar costs for equity companies. Capital and exploration expenditures exclude the purchase of carbon emission credits.

Non-GAAP measures
Listed below are definitions of several of Imperial’s key business and financial performance measures. The definitions are provided to facilitate understanding of the terms and how they are calculated. These measures are not prescribed by U.S. Generally Accepted Accounting Principles (GAAP). These measures constitute "non-GAAP financial measures" under Securities and Exchange Commission Regulation G and Item 10(e) of Regulation S-K, and "specified financial measures" under National Instrument 52-112 Non-GAAP and Other Financial Measures Disclosure of the Canadian Securities Administrators.

Reconciliation of these non-GAAP financial measures to the most comparable GAAP measure, and other information required by these regulations, have been provided. Non-GAAP financial measures and specified financial measures are not standardized financial measures under GAAP and do not have a standardized definition. As such, these measures may not be directly comparable to measures presented by other companies and should not be considered a substitute for GAAP financial measures.

Reconciliation of historical non-GAAP measures is incorporated by reference and can be found in the company’s most recent annual report on Form 10-K under the heading “Frequently Used Terms”, or on the quarterly earnings press release under Attachment VI, available on EDGAR at www.sec.gov, SEDAR+ at www.sedarplus.ca, and the company’s website at www.imperialoil.ca.

Operating costs
Operating costs is a non-GAAP financial measure that are the costs during the period to produce, manufacture, and otherwise prepare the company’s products for sale – including energy costs, staffing and maintenance costs. It excludes the cost of raw materials, taxes and interest expense and are on a before-tax basis. The most directly comparable financial measure that is disclosed in the financial statements is total expenses within the company’s Consolidated statement of income. While the company is responsible for all revenue and expense elements of net income, operating costs represent the expenses most directly under the company’s control and therefore, are useful in evaluating the company’s performance.

After more than a century, Imperial continues to be an industry leader in applying technology and innovation to responsibly develop Canada’s energy resources. As Canada’s largest petroleum refiner, a major producer of crude oil, a key petrochemical producer and a leading fuels marketer from coast to coast, our company remains committed to high standards across all areas of our business.

imperialoil.ca ∙ youtube.com/ImperialOil ∙ x.com/ImperialOil ∙ linkedin.com/company/Imperial-Oil ∙ facebook.com/ImperialOilLimited

Cash operating costs (cash costs)
Cash operating costs is a non-GAAP financial measure that consists of total expenses, less purchases of crude oil and products, federal excise taxes and fuel charge, financing, and costs that are non-cash in nature, including depreciation and depletion, and non-service pension and postretirement benefit. The components of cash operating costs include "Production and manufacturing", "Selling and general" and "Exploration" from the company’s Consolidated statement of income. The sum of these income statement lines serves as an indication of cash operating costs and does not reflect the total cash expenditures of the company. The most directly comparable financial measure that is disclosed in the financial statements is "Total expenses" within the company’s Consolidated statement of income. This measure is useful for investors to understand the company’s efforts to optimize cash through disciplined expense management.

Unit cash operating cost (unit cash costs)
Unit cash operating costs is a non-GAAP ratio. Unit cash operating costs (unit cash costs) is calculated by dividing cash operating costs by total gross oil-equivalent production, and is calculated for the Upstream segment, as well as the major Upstream assets. Cash operating costs is a non-GAAP financial measure and is disclosed and reconciled above. This measure is useful for investors to understand the expense management efforts of the company’s major assets as a component of the overall Upstream segment. Unit cash operating cost, as used by management, does not directly align with the definition of “Average unit production costs” as set out by the U.S. Securities and Exchange Commission (SEC), and disclosed in the company’s SEC Form 10-K.

Source: Imperial
After more than a century, Imperial continues to be an industry leader in applying technology and innovation to responsibly develop Canada’s energy resources. As Canada’s largest petroleum refiner, a major producer of crude oil, a key petrochemical producer and a leading fuels marketer from coast to coast, our company remains committed to high standards across all areas of our business.

imperialoil.ca ∙ youtube.com/ImperialOil ∙ x.com/ImperialOil ∙ linkedin.com/company/Imperial-Oil ∙ facebook.com/ImperialOilLimited